EXHIBIT 99.1

AMENDMENT NO. 4 TO THE SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

This AMENDMENT NO. 4 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 15, 2005 among AVIALL SERVICES, INC., a Delaware corporation (the “Borrower”), AVIALL, INC., a Delaware corporation (“Holdings”), the Lenders and Issuers set forth on the signature pages hereto (collectively, the “Lenders”), CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), CITIGROUP GLOBAL MARKETS, INC. (“CGMI”), as Joint Lead Arranger, WACHOVIA BANK, NATIONAL ASSOCIATION (“WACHOVIA”), as Joint Lead Arranger and Documentation Agent and GENERAL ELECTRIC CAPITAL CORPORATION and WELLS FARGO BANK, as Co-Syndication Agents and Co-Arrangers. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, the Administrative Agent, the Lenders and the Issuers set forth therein (the “Existing Lenders”) are party to a Second Amended and Restated Credit Agreement dated as of June 30, 2003 (as amended by Amendment No. 1 dated as of October 6, 2003, Amendment No. 2 dated as of June 30, 2004 and Amendment No. 3 dated as of January 28, 2005, the “Credit Agreement”); and

WHEREAS, the Borrower has requested an amendment to the Credit Agreement to provide for (i) a decrease in the Applicable Margin, (ii) a decrease in the Unused Commitment Fee, (iii) the deletion of the minimum Tangible Net Worth and capital expenditure covenants and (iv) an increase in the percentage of Eligible Inventory and Eligible Receivables in foreign jurisdictions included in the Borrowing Base; and

WHEREAS, the Lenders, the Borrower and the Administrative Agent have agreed to amend the Credit Agreement, as more specifically set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended as follows:

1.1    Defined Terms.

(a) The existing definition of “Applicable Margin” shall be deleted in its entirety and replaced with the following definition:

“Applicable Margin” means (a) during the period commencing on the Third Amendment Effective Date and ending on the date falling 6 months after the Third Amendment Effective Date, with respect to the Revolving Loans maintained as (i) Base Rate Loans, a rate equal to 1.0% per annum and (ii) Eurodollar Rate Loans, a rate equal to 2.00% per annum, (b) during the period commencing on the date falling 6 months after the Third Amendment Effective Date and ending on the Fourth Amendment Effective Date, as of any date of determination, a per annum rate equal to the rate set forth below (under the heading Pricing Grid I) opposite the applicable type of Loan and the then applicable Leverage Ratio (determined for the 12 month period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)) and (c) on the Fourth Amendment Effective Date and thereafter, as of any date of determination, a per annum rate equal to the rate set forth below (under the heading Pricing Grid II) opposite the applicable type of Loan and the then applicable Leverage Ratio (determined for the 12 month period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)); provided that for the purposes of calculating the Leverage Ratio as it relates solely to determination of the Applicable Margin during the period commencing on the effective date of the GE Distribution Agreement and ending on December 31, 2005, the calculation of “EBITDA” for the relevant period shall include annualized EBITDA with respect to revenues, commissions or income arising under the GE Distribution Agreement).

Pricing Grid I

LEVERAGE RATIO	EURODOLLAR RATE LOANS	BASE RATE LOANS
Greater than or equal to 3.50 to 1	2.50%	1.50%
Less than or equal to 3.50 to 1 and greater than 3.00 to 1	2.25%	1.25%
Less than or equal to 3.00 to 1 and greater than 2.50 to 1	2.00%	1.00%
Less than or equal to 2.50 to 1 and greater than 2.00 to 1	1.75%	0.75%
Less than 2.00 to 1	1.50%	0.50%

Pricing Grid II

LEVERAGE RATIO	EURODOLLAR RATE LOANS	BASE RATE LOANS
Greater than or equal to 3.50 to 1	2.25%	1.25%
Less than or equal to 3.50 to 1 and greater than 3.00 to 1	2.00%	1.00%
Less than or equal to 3.00 to 1 and greater than 2.50 to 1	1.75%	0.75%
Less than or equal to 2.50 to 1 and greater than 2.00 to 1	1.50%	0.50%
Less than 2.00 to 1	1.25%	0.25%

For purposes of determining the Applicable Margin, the Leverage Ratio at any date shall be the Leverage Ratio determined for the period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements).

Subsequent changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective on the date of delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 6.1(b) (Financial Statements) for each of the first three Fiscal Quarters of each Fiscal Year and Section 6.1(c) (Financial Statements) for each Fiscal Year.

Notwithstanding anything to the contrary set forth in this Agreement (including the then existing Leverage Ratio), if the Borrower shall fail to deliver at any time, the Financial Statements within the time period specified in Section 6.1(b) (Financial Statements) and Section 6.1(c) (Financial Statements), as applicable, the Applicable Margin from and including date of such failure to but not including the date the Borrower shall have delivered to the Administrative Agent the appropriate Financial Statements shall equal the highest possible Applicable Margin provided for by this definition.

(b) The existing definition of “Applicable Unused Commitment Fee Rate” shall be deleted in its entirety and replaced with the following definition:

“Applicable Unused Commitment Fee Rate” means, 0.375% per annum.

(c) The existing definition of “Borrowing Base” shall be deleted in its entirety and replaced with the following definition:

“Borrowing Base” means, at any time, (a) the sum of (i) the product of the Advance Rate for Eligible Receivables and the Borrowing Base Value of all Eligible Receivables and (ii) the product of the Advance Rate for Eligible Inventory and the Borrowing Base Value of all Eligible Inventory minus (b) any Availability Reserve then in effect; provided that in no event shall Eligible Inventory and Eligible Receivables in foreign jurisdictions exceed, in the aggregate, 25% of the Borrowing Base Value at any time.

(d) The following existing defined terms shall be deleted in their entirety: “Capital Expenditures,” “Disqualified Stock,” “Net Worth,” “Tangible Net Worth,” “Total Assets” and “Total Liabilities”.

(e) The existing definition of “Fee Letter” shall be deleted in its entirety and replaced with the following definition:

“Fee Letter” means, collectively, (i) the letter dated as of December 3, 2001, addressed to the Borrower from CUSA and Citigroup Global Markets Inc. and accepted by the Borrower on December 3, 2001, with respect to certain fees to be paid from time to time to CUSA and Citigroup Global Markets Inc., (ii) the letter dated December 22, 2004, addressed to the Borrower from the Arranger, (iii) the letter dated December 22, 2004, addressed to the Borrower from the Administrative Agent and (iv) the letter dated November 10, 2005, addressed to the Borrower from the Administrative Agent.

(f) The following definition is hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

“Fourth Amendment Effective Date” means, the date on which all of the conditions precedent to Amendment No. 4 to this Agreement have been met or duly waived as evidenced by written notice sent from Administrative Agent to Borrower (i.e. November 15, 2005).

(g) The following definition is hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

“Third Amendment Effective Date” means, the date on which all of the conditions precedent to Amendment No. 3 to this Agreement dated January 28, 2005 have been met or duly waived (i.e. January 28, 2005).

1.2    Maintenance of Tangible Net Worth. Section 5.4 (Maintenance of Tangible Net Worth) of the Credit Agreement shall be deleted in its entirety. In the place of the provisions of Section 5.4 that are presently set forth in the Credit Agreement, the phrase “[intentionally deleted”] shall be deemed to appear. Additionally, all cross-references made to Section 5.4 in the Credit Agreement are hereby deleted.

1.3    Capital Expenditures. Section 5.5 (Capital Expenditures) of the Credit Agreement shall be deleted in its entirety. In the place of the provisions of Section 5.5 that are presently set forth in the Credit Agreement, the phrase “[intentionally deleted”] shall be deemed to appear. Additionally, all cross-references made to Section 5.5 in the Credit Agreement are hereby deleted.

1.4    Indebtedness. Section 8.1 (Indebtedness) shall be amended by deleting subsection (e) in its entirety and replacing it with the following:

(e) Capital Lease Obligations and purchase money Indebtedness incurred by Holdings or any of its Subsidiaries to finance the acquisition of fixed assets and renewals, extensions, refinancings and refunding thereof; provided, however, that the aggregate outstanding principal amount of all such Capital Lease Obligations and purchase money Indebtedness and renewals, extensions, refinancings and refunding thereof shall not exceed $15,000,000 at any time.

ARTICLE 2.

CONDITIONS PRECEDENT TO AMENDMENT AND WAIVER

This Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) upon which the following conditions precedent have been satisfied or duly waived by the Administrative Agent; it being understood that the Administrative Agent shall provide the Borrower with written notice of the effectiveness of this Amendment which shall state that all conditions have been satisfied or waived:

2.1    Certain Documents. The Administrative Agent shall have received on or before the Fourth Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

(a) this Amendment, duly executed by the Borrower, Holdings, the Administrative Agent and 100% of the Lenders;

(b) Assignment and Acceptances, if applicable, duly executed by Non-Consenting Lenders, if any, and the Administrative Agent;

(c) the acknowledgment attached hereto, executed by each Guarantor;

(d) such other documents as the Administrative Agent may reasonably request.

2.2    Representations and Warranties. (a) Each of the representations and warranties made by the Borrower or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrower or any of the other Loan Parties is a party or by which the Borrower or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (other than representations and warranties in any such Loan Document that are expressly limited to a specific date).

(b) The representations and warranties set forth in this Amendment shall be true and correct on and as of the Fourth Amendment Effective Date.

2.3    Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has executed this Amendment and delivered such Amendment in escrow on or before 12:00 pm on November 15, 2005, an amendment fee, in an amount equal to 0.05% of the sum of such Lender’s Revolving Credit Commitment.

2.4    Default; Events of Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

2.5    Borrowing Base. The Borrower shall have delivered the Borrowing Base Certificate in accordance with Section 6.11 (Borrowing Base Determination) of the Credit Agreement. After giving effect to the Loans or Letters of Credit requested to be made or issued on any such date and the use of proceeds thereof, the Revolving Credit Outstandings shall not exceed the Maximum Credit at such time.

2.6    Fees and Expenses. The Borrower shall have paid (i) the fees set forth in the fee letter dated November 10, 2005 between the Borrower and the Administrative Agent and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Amendment.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF BORROWER

Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

3.1    Authorization. The execution, delivery and performance by Holdings and the Borrower of this Amendment have been authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of each of Holdings and the Borrower enforceable against each of them in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

3.2    No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of either Holdings’ or the Borrower’s certificate or articles of incorporation or bylaws, (b) any law or regulation, or any order or decree of any court or government instrumentality, or (c) any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which Holdings or the Borrower or any of their respective Subsidiaries is a party or by which Holdings, the Borrower or any of their respective Subsidiaries or any of their property is bound.

3.3    Loan Documents. Neither Holdings or Borrower has any charge, lien, claim or offset against any Lender or the Administrative Agent, or defenses to the enforcement of the Loan Documents and the Obligations by the Lenders and the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS PROVISIONS

4.1    Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, right, power, privilege or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to this “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

4.2    Costs and Expenses. As provided in Section 11.3 of the Second Amended and Restated Credit Agreement, Borrower agrees to reimburse Administrative Agent and Lenders for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

4.3    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

4.4    Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

4.5    Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

AVIALL SERVICES, INC. as Borrower

By:	/s/ Colin Cohen
Name: Colin Cohen Title: Sr. VP and CFO

AVIALL INC. as Holdings

By:	/s/ Colin Cohen
Name: Colin Cohen Title: Sr. VP and CFO

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender

By:	/s/ Keith R. Gerding
Name: Keith R. Gerding Title: Vice President

CITICORP GLOBAL MARKETS INC., as Joint Lead Arranger

By:	/s/ Keith R. Gerding
Name: Keith R. Gerding Title: Vice President

CITIBANK, N.A., as Issuer

By:	/s/ Keith R. Gerding
Name: Keith R. Gerding Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

BANK OF AMERICA, N.A. as Lender

By:	/s/ Dan Hughes
Name: Dan Hughes Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

COMERICA BANK, as Lender

By:	/s/ Jeff P. Geisbauer
Name: Jeff P. Geisbauer Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

COMPASS BANK, as Lender

By:	/s/ Key Coker
Name: Key Coker Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ Dwayne L. Coker
Name: Dwayne L. Coker Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

GE BUSINESS CAPITAL CORPORATION, as Lender

By:	/s/ Dwayne L. Coker
Name: Dwayne L. Coker Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, successor in interest to NATIONAL BANK OF CANADA, as Lender

By:	/s/ Timothy S. Culver
Name: Timothy S. Culver Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

NATIONAL CITY BANK, as Lender

By:	/s/ Frank Byrne
Name: Frank Byrne Title: AVP

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Lender

By:	/s/ Karl Studer
Name: Karl Studer Title: Director

By:	/s/ Yvonne Guntlin
Name: Yvonne Guntlin Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

BANK OF THE WEST, successor in interest to UNITED CALIFORNIA BANK, as Lender

By:	/s/ Karen Panici
Name: Karen Panici Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Joint Lead Arranger, Documentation Agent and Lender

By:	/s/ Robert G. McGill, Jr.
Name: Robert G. McGill Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]

WELLS FARGO BANK N.A., as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ David C. Oldani
Name: David C. Oldani Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED

CREDIT AGREEMENT]